Dividends	6 Months Ended
Jun. 30, 2018
Dividends
Dividends

8. Dividends

RBS has issued new ordinary shares to partially neutralise any impact on CET1 of coupon and dividend payments in respect of hybrid capital instruments. We have discussed this with the PRA and will stop the programme when we start paying ordinary dividends.  Allotments in 2017 raised £300 million. In H1 2018 £85 million was raised and approximately £51 million has been raised since 30 June 2018.